T. Rowe Price High Yield Fund

T. Rowe Price High Yield Fund–Advisor Class

Supplement to prospectus dated October 1, 2011

Effective April 30, 2012, the T. Rowe Price High Yield Fund and T. Rowe Price High Yield Fund–Advisor Class will be closed to new investors. Accordingly, the prospectus is updated as follows.

The following is added under “Purchase and Sale of Fund Shares” in section one:

Subject to certain exceptions, the fund will be closed to new investors and new accounts on April 30, 2012. Current shareholders may continue to purchase, redeem, or exchange shares of the fund.

The following is added under “More Information About the Fund and Its Investment Risks” in section three:

The fund will close to new investors on Monday, April 30, 2012. Therefore, the fund will no longer accept new accounts after the close of the New York Stock Exchange (normally 4 p.m. ET) on Friday, April 27, 2012.

Additional share purchases are permitted for investors holding shares of the fund directly with T. Rowe Price at the close of business on April 27, 2012, as well as for participants in their employer-sponsored retirement plans where the fund serves as an investment option. Investors already holding shares through intermediaries generally will be able to purchase additional shares; however, you should check with your intermediary to confirm your eligibility. New IRA accounts in the fund may be opened through a direct rollover from an employer-sponsored retirement plan.

The fund closing does not restrict shareholders from redeeming shares of the fund. However, any shareholders who redeem all fund shares in their account would not be permitted to purchase additional shares. Transferring ownership to another party or changing an account registration may restrict the ability to purchase additional shares.

The fund reserves the right, when in the judgment of T. Rowe Price it is not adverse to the fund’s interest, to permit certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without prior notice.

The date of this supplement is March 30, 2012.

F57-041 3/30/12